Exhibit 10.1
*	Confidential Treatment has been requested for the marked portions of this exhibit pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.
THIRD AMENDMENT
between
TRUBION PHARMACEUTICALS, INC.
and
LONZA SALES AG
(successor in interest to Lonza Biologics, Inc., by way of novation)
to
MANUFACTURING SERVICES AGREEMENT
dated November 21, 2005

THIRD AMENDMENT TO MANUFACTURING SERVICES AGREEMENT
THIS THIRD AMENDMENT TO MANUFACTURING SERVICES AGREEMENT (“Third Amendment”) is made effective as of January 31, 2010 (the “Effective Date”) and is made between
(1)	Trubion Pharmaceuticals, Inc. (“Trubion”) and

(2)	Lonza Sales AG (“Lonza Sales”)
in order to amend that certain Manufacturing Services Agreement dated as of November 21, 2005, between Trubion and Lonza Biologics, Inc. (as novated, and as amended by letter agreements dated January 17, 2007, July 27, 2007 and 20 November 2009, and as further amended by the Amendments to Manufacturing Services Agreement between Trubion and Lonza Sales dated December 5, 2008 and 31 March 2009, the “MSA”).
NOW, THEREFORE, the parties agree that, with respect to TRU-016, but not with respect to TRU-015, the MSA is amended as follows:
1. The parties hereby confirm that the MSA is amended in accordance with the letter agreement between Trubion and Lonza Sales dated November 20, 2009, under which Lonza Sales agreed to manufacture one Run of TRU-016, with an out-of-freeze date of February 22, 2010 (the “February 2010 TRU-016 Run”), under and in accordance with the terms of the MSA, in substitution and in place of the Run previously scheduled for September 27, 2010.
2. The text set forth in Exhibit 1 hereto shall be inserted into the MSA in Schedule 2-016 of the MSA entitled “Description of Services” following the last sentence of the section entitled “Stage 10 — [*].”
3. Schedule 3-016 of the MSA entitled “Pricing and Terms of Payment” is amended as follows:
3.1.	A row containing the following text and format shall be inserted at the bottom of the table that appears under the sentence “In consideration for Lonza carrying out the Services as detailed in Schedule 2-016, Trubion shall pay Lonza as follows:”:

Stage 11	[*]	[*]
Stage 12	[*]	[*]
3.2.	Following the final line of text that appears under the heading “Payment by Trubion of the Price for each Stage shall be made against Lonza’s invoices as follows:” the following text shall be inserted:

“For Stage 11
$ [*]
$ [*]
$ [*]
*Confidential Treatment Requested.

For Stage 12
$ [*]
$ [*]
$ [*]
$ [*]
4. Exhibit B, Coordinators, to the MSA is replaced in its entirety with Exhibit B to this Third Amendment, and, notwithstanding the introductory clauses to this Third Amendment, this change shall apply to the MSA in its entirety and not just to matters relating to TRU-016.
5. Exhibit D, Initial List of Critical Raw Materials, to the MSA is replaced with Exhibit D-016-2 to this Amendment. For the avoidance of doubt, this revision is effective with respect to the February 2010 TRU-016 Run only.
6. All exhibits and schedules attached to this Amendment form an integral part of this Amendment and are incorporated into this Amendment by this reference.
7. Save as herein provided, all other terms and conditions of the MSA remain unchanged and in full force and effect.
8. Any capitalized term used but not defined in this Third Amendment shall have the meaning assigned to it in the MSA.
9. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. This Third Amendment shall be effective upon execution, and a signature transmitted via facsimile or other electronic means shall be deemed to be and shall be as effective as an original signature.
The parties have executed this Third Amendment as of the Effective Date first written above.

TRUBION PHARMACEUTICALS, INC.			LONZA SALES AG

By:	/s/ KENDALL M. MOHLER		By:	/s/ GERRY KENNEDY

	Name:	Kendall M. Mohler		Name:	Gerry Kennedy
	Title:	CSO, SVP & R&D		Title:	Authorized Signatory

	Date:	2/22/10		Date:	3 March 2010

LONZA SALES AG

By:	/s/ STEVE FLATMAN

	Name:	Steve Flatman
	Title:	Authorized Signatory

	Date:	3 March 2010
*Confidential Treatment Requested.

Exhibit 1
“11 Stage 11 — [*]
     [*]
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          [*]

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•     [*]
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          [*]
          [*]
     [*]
*Confidential Treatment Requested.

          [*]
          [*]
          [*]
          [*]
*Confidential Treatment Requested.

12 Stage 12 — [*]
     [*]
          [*]
     [*]
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          [*]
          [*]
          [*]

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•     [*]
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•     [*]
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*Confidential Treatment Requested.

          [*]
     [*]
          [*]
          [*]
          [*]
          [*]
*Confidential Treatment Requested.

Exhibit B
Coordinators
TRUBION

Trubion’s Primary Business Coordinator	[*]
Trubion’s Backup Business Coordinator	[*]
Trubion’s Primary Technical Coordinator	[*]
Trubion’s Backup Technical Coordinator	[*]
LONZA

Lonza’s Primary Business Coordinator	[*]
Lonza’s Backup Business Coordinator	[*]
Lonza’s Primary Technical Coordinator	[*]
Lonza’s Backup Technical Coordinator	[*]
*Confidential Treatment Requested.

Exhibit D-016-2
Initial List of Critical Raw Materials
CONFIDENTIAL

[*]	[*]	[*]
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[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
*Confidential Treatment Requested.